                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 28, 2004


                            LAKES ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


         MINNESOTA                       0-24993                 41-1913991
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)            Identification No.)


                 130 CHESHIRE LANE, MINNETONKA, MINNESOTA 55305
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (952) 449-9092



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)     Exhibits

         99.1    Lakes Entertainment, Inc. Press Release dated January 28, 2004.
         99.2    Lakes Entertainment, Inc. Press Release dated January 28, 2004.

ITEM 9.  REGULATION FD DISCLOSURE

         On January 28, 2004, Lakes Entertainment, Inc. issued two press releases. Copies of the press releases are attached as Exhibits 99.1 and 99.2, respectively, to this Form 8-K.




                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                LAKES ENTERTAINMENT, INC.
                                                (Registrant)



Date: January 28, 2004                          By:  /s/Timothy J. Cope
                                                   -----------------------------
                                                   Name: Timothy J. Cope
                                                   Title: President and Chief
                                                          Financial Officer

                                  EXHIBIT INDEX


EXHIBIT NO.        DESCRIPTION
-----------        -----------
99.1               Press Release dated January 28, 2004.
99.2               Press Release dated January 28, 2004.